                       MERGER OF DEVELOPMENT AGREEMENTS
                       --------------------------------

     THIS MERGER OF DEVELOPMENT AGREEMENTS ("Agreement") is entered into as of the 1st day of February, 2001, by and among: (i) PJ AMERICA, INC., a Delaware corporation ("PJAM"), PJ CHEESE, INC., an Alabama corporation ("PJC"), OHIO PIZZA DELIVERY CO., an Ohio corporation ("OPD"), PJ LOUISIANA, INC., a Louisiana corporation ("PJLA"), and PJ UTAH, L.L.C., a Utah limited liability company (PJAM, PJC, OPD, PJLA and PJUT are affiliated entities and are hereinafter collectively referred to as "Developer"), and (ii) PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation ("Franchisor").

     RECITALS:
     --------

     A. Developer and Franchisor were formerly parties to 11 Development Agreements pursuant to which Developer developed 92 Papa John's Pizza outlets and which Development Agreements have expired pursuant to their terms (the "Completed Development Agreements"), which Completed Development Agreements were identified by Franchisor as Dev Agmt 79-1, Dev Agmt 79-2, Dev Agmt 193-1, Dev Agmt 261-0, Dev Agmt 261-1, Dev Agmt 261-2, Dev Agmt 261-3, Dev Agmt 261-4, Dev Agmt 261-6, Dev Agmt 261-7 and Dev Agmt 261-10.

     B. Developer and Franchisor are parties to seven Development Agreements, dated July 10, 2000 ("Dev Agmt 79-3"), March 26, 1998 ("Dev Agmt 193-2"),
October 4, 1996 ("Dev Agmt 245-1"), April 20, 1998 ("Dev Agmt 261-5"), December 19, 1997 (" Dev Agmt 261-8"), November 13, 1998 ("Dev Agmt 261-9"), and May 28,
2000 ("Dev Agmt 261-11"), under which Developer has the right to develop a total of 143 Papa John's Pizza outlets in parts of Ohio, Louisiana, Utah, California, Alabama and Oregon (collectively, the "Active Development Agreements").

     C. The Completed Development Agreements and the Active Development Agreements are sometimes hereinafter referred to collectively as the "Development Agreements."

     D. As of December 31, 2000, Developer had opened a total of 167 Papa John's Pizza outlets under the Development Agreements, which are open and operating pursuant to Franchise Agreements with Franchisor.

     E. Developer and Franchisor desire to reduce the area included in the development area under Dev Agmt 261-5.

     F. Developer and Franchisor desire to merge all the remaining development rights held by Developer under the Development Agreements into a new Development Agreement for 46 Papa John's Pizza outlets in the combined development areas under the Development Agreements, except as reduced with respect to the development area under Dev Agmt 261-5, a net reduction in remaining development rights for 22 Papa John's Pizza outlets.

     G. Developer and Franchisor have agreed to the foregoing transactions upon the terms and conditions hereinafter set forth

     AGREEMENT:
     ---------

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties to this Agreement hereby agree as follows:

     1. Disposition of Development Fees. Developer paid Franchisor Development
        -------------------------------
Fees totalling $715,000 under the terms of the Active Development Agreements for 143 outlets. Development Fees of $375,000 have been credited against the 75 Papa John's Pizza outlets already open and operating under the Active Development Agreements. Subject to the provisions of Section 3, Franchisor shall retain one-half of the Development Fees paid by

Developer with respect to the terminated development rights for 22 outlets under the Active Development Agreements that will not be included in the New Development Agreement (as defined in Section 2), totalling $55,000 (the "Retained Fees"), to offset a portion of the administrative costs and expenses incurred by Franchisor prior to and after the execution of the Active Development Agreements. Concurrently with the execution of this Agreement, Franchisor shall refund to Developer $55,000 in Development Fees, representing one-half of the Development Fees paid by Developer with respect to the terminated development rights for 22 outlets that will not be included in the New Development Agreement. The remaining $230,000 in Development Fees shall be applied to the initial franchise fees for the remaining 46 Papa John's Pizza outlets to be developed pursuant to the New Development Agreement, at the rate of $5,000 per outlet. By executing this document, Developer acknowledges: (a) the receipt and sufficiency of said application previously paid Development Fees; and (b) that, except as provided in Section 3, Franchisor has no obligation or duty to make any refund of the Retained Fees or the remaining Development Fees. Developer hereby waives and releases Franchisor from any claim or demand to seek reimbursement or payment of any additional sums or amounts.

     2.   New Development Agreement. Concurrently with the execution of this
          -------------------------
Agreement, Franchisor and Developer shall enter into the a new Development Agreement for the development of 46 outlets, in the form attached hereto as Exhibit A (the "New Development Agreement"). The New Development Agreement is incorporated herein by reference. All remaining rights and obligations of Developer currently contained in the Development Agreements, including the remaining Development credits totalling $230,000, are hereby merged into the New Development Agreement, and upon execution thereof, all such rights and obligations shall be contained solely in the New Development Agreement.

     3.   Credit of Unused Development Fees. If at any time Developer desires to
          ---------------------------------
reacquire any of the development rights for Papa John's Pizza outlets for any territory or outlet development rights reduced or terminated pursuant to this Agreement, Franchisor shall credit a portion of the Retained Fees towards the Development Fees due for reacquisition of such rights at the rate of $2,500 per outlet, up to a maximum total credit of $55,000. Developer acknowledges and agrees that Franchisor has no obligation to reserve any such rights or territory for Developer's benefit and Franchisor may re-sell such rights or territory, or any part(s) thereof, to one or more third party(ies) at any time without restriction.

     4.   New Owner Agreement. Concurrently with the execution and delivery of
          -------------------
this Agreement, each member of Developer's executive management team shall execute and deliver a new Owner Agreement in the form attached hereto and incorporated herein by reference ( the "New Owner Agreement"). The New Owner Agreement shall supersede and replace the Owner Agreements executed for each of the old Development Agreements.

     5.   Entire Agreement. This Agreement, including the Exhibits and the New
          ----------------
Owner Agreement, constitutes and contains the entire agreement and understanding of the parties on the matters covered by this Agreement and agreed to herein and supersedes and replaces all prior negotiations, proposed agreements or agreements, whether written or oral. Each of the parties to this Agreement acknowledges that no party or any agent or attorney of any party has made any promise, representation or warranty whatsoever, express or implied, whether written or oral, not contained herein to induce any other party to this Agreement to execute this Agreement or other document referred to herein, and each of the parties acknowledges that it has not executed this Agreement or the other documents referenced herein in reliance upon any promise, representation or warranty no contained herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Merger of Development Agreements as of the day, month and year first above written.

                                              PJ AMERICA, INC.

                                              By: ______________________________
                                                  Douglas S. Stephens, President


                                              PJ CHEESE.INC.

                                              By: ______________________________
                                                  Douglas S. Stephens, President


                                              OHIO PIZZA DELIVERY CO.

                                              By: ______________________________
                                                  Douglas S. Stephens, President


                                              PJ LOUISIANA, INC.

                                              By: ______________________________
                                                  Douglas S. Stephens, President


                                              PJ UTAH, L.L.C.

                                              By: ______________________________
                                                  Douglas S. Stephens, President

                                                (collectively, "Developer")

                                                 PAPA JOHN'S INTERNATIONAL, INC.


                                                 BY: ___________________________
                                                     Richard J. Emmett
                                                     Senior Vice President

                                                               ("Franchisor")

                                   EXHIBIT A
                                   ---------

                             DEVELOPMENT SCHEDULE
                             --------------------

Dates on Which Each                             Cumulative Number of Restaurants
Restaurant Shall be Open                            to be Open and Operating*
------------------------                            ------------------------

February 15, 2001                                                         1
April 15, 2001                                                            2
May 15, 2001                                                              3
August 15, 2001                                                           4
November 15, 2001                                                         5
December 1 2001                                                           6
January 31, 2002                                                          7
February 28, 2002                                                         8
April 30, 2002                                                            9
June 30, 2002                                                             10
July 31, 2002                                                             11
September 30, 2002                                                        12
October 31, 2002                                                          13
December 15, 2002                                                         14
January 31, 2003                                                          15
February 28, 2003                                                         16
April 30, 2003                                                            17
June 30, 2003                                                             19
July 31, 2003                                                             19
September 30, 2003                                                        20
October 31, 2003                                                          21
December 15, 2003                                                         22
January 31, 2004                                                          23
February 28, 2004                                                         24
April 30, 2004                                                            25
May 30, 2004                                                              26
July 31, 2004                                                             27
August 31, 2004                                                           28
October 31, 2004                                                          29
November 30, 2004                                                         30
January 31, 2005                                                          31
February 28, 2005                                                         32
April 30, 2005                                                            33
May 31, 2005                                                              34
July 31, 2005                                                             35
August 31, 2005                                                           36
October 31, 2005                                                          37
November 30, 2005                                                         38

                         --------------------

       Dates on Which Each                      Cumulative Number of Restaurants
       Restaurant Shall be Open                    to be Open and Operating*
       ------------------------                    ------------------------

       January 31, 2006                                        39
       February 28, 2006                                       40
       April 30, 2006                                          41
       May 31, 2006                                            42
       July 31, 2006                                           43
       August 31, 2006                                         44
       October 31, 2006                                        45
       November 30, 2006                                       46

       [* - Includes only those Restaurants to be developed pursuant to this Development Agreement.]